EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian Haugli, Chief Executive Officer of SideChannel, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (i) the Company’s Annual Report on Form 10-K for the year ended September 30, 2023 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 27, 2023	By:	/s/ Brian Haugli
Brian Haugli
Chief Executive Officer (Principal Executive Officer)